Exhibit 10.97


                     FIRST AMENDMENT TO COVENANTS AGREEMENT
                     --------------------------------------


         THIS FIRST AMENDMENT TO COVENANTS AGREEMENT (this "Amendment") is made as of the 26th day of September, 2004, among S&W OF LAS VEGAS, L.L.C., a Delaware limited liability company, having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 (the "Borrower"), THE SMITH & WOLLENSKY RESTAURANT GROUP, INC., having an address at 1114 First Avenue, New York, New York 10021 ("S&W Restaurant Group"), DALLAS S&W, L.P. ("S&W Dallas" and, together with S&W Restaurant Group, the "Guarantors"), having an address at c/o The Smith & Wollensky Restaurant Group, Inc., 1114 First Avenue, New York, New York 10021 and MORGAN STANLEY DEAN WITTER COMMERCIAL FINANCIAL SERVICES, INC., a Delaware corporation, having an office at 2000 Westchester Avenue, Purchase, New York 10577 (the "Lender").

                              W I T N E S S E T H:
                              - - - - - - - - - -



         WHEREAS, the Lender, the Borrower and the Guarantors entered into a Covenants Agreement and Amendment to Term Loan Agreement dated as of January 30, 2004 (the "Covenants Agreement"); and


         WHEREAS, the Lender, the Borrower and the Guarantors wish to modify Sections 2(c) and 2(e) of the Covenants Agreement on the terms set forth below;


         NOW, THEREFORE, in consideration of Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in order to modify the Covenants Agreement, the parties hereto agree for themselves, their successors and assigns as follows:

         1. Amendment to Financial Covenants. Section 2 of the Agreement, entitled "Financial Covenants" is modified as follows:

             (a) Paragraph 2(c) of the Agreement, entitled "Interest Coverage Ratio" is amended and restated in its entirety to read as follows:

                  "(c) Interest Coverage Ratio. Subject to paragraph (e) below, S&W Restaurant Group shall not permit the ratio of EBIT to interest expense to be less than: (A) 1.0 to 1.0 as of the close of each of the fiscal quarters ending September 27, 2004 and January 3, 2005; and (B) 1.5 to 1.0 as of the close of each fiscal quarter during the fiscal year ending January 2, 2006; and (C) 2.0 to 1.0 as of the close of any fiscal quarter ending thereafter (in each case, measured on a rolling four quarter basis). Subject Lease Capital Lease Debt shall be excluded from the calculations of interest expense and EBIT in determining the foregoing ratio."


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


             (b) The first sentence of Paragraph 2(e) of the Agreement, which Paragraph is entitled "General" is amended and restated in its entirety to read as follows:


                  "All calculations of EBITDA and EBIT will exclude from the determination of earnings, (a) amounts attributable to pre-opening expenses associated with new restaurants, which expenses are approved by the Lender in its reasonable discretion, (b) operating losses (up to $150,000.00 per new restaurant) incurred by a new restaurant during the first full month after the opening of such new restaurant, (c) for the fiscal quarter ended September 27, 2004, the sum of $525,000 incurred for legal and settlement costs in connection with a labor dispute, and (d) for the fiscal quarter ended September 27, 2004 and thereafter, non-cash income derived from amortization of the deferred rent liability for the Subject Lease (as defined in the First Loan Agreement). For purposes of determining the Debt Service Coverage Ratio, Senior
                  Leverage Ratio for each of the fiscal quarters ending September 27, 2004, January 3, 2005, April 4, 2005, July 4, 2005 and October 3, 2005, calculations of EBITDA and EBIT for the fiscal quarters December 29, 2003, March 29, 2004 and June 28, 2004 will be determined based on the Company's financial statements prior to the restatement thereof."

         2.  Representations  and  Warranties.  The  Borrower  and  each  of the
Guarantors  represent  and  warrant  to  the  Lender  that  to the  best  of the
Borrower's or the Guarantors' knowledge, as applicable, all of the representations and warranties made by or on behalf of the Borrower and each of the Guarantors in the Loan Agreements (as defined in the Covenants Agreement) and the other Loan Documents (as defined below) are true and correct in all material respects on and as of the date hereof, and that after giving effect to the waiver set forth in Section 1 of this Amendment, no Event of Default (as defined in any of the Loan Agreements) has occurred and is continuing and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default. As used in the this Amendment, the term "Loan Agreements" shall mean, collectively, the Loan Agreements as defined in the Covenants Agreement and that certain Line of Credit Agreement dated as of July 21, 2004 (the "July Agreement") among the Borrower, S&W Restaurant Group, Smith and Wollensky of Boston, LLC and the Lender.

         3. Reaffirmation. The Borrower and the Guarantors hereby confirm and reaffirm their respective obligations under the Loan Agreements and the Loan Documents to which each is a party, and all grants of collateral security for the Loans (as defined in the Covenants Agreement) and, as applicable, for the "Loan" as defined in the July Agreement.

         4. Entire Agreement. This Amendment sets forth the entire understanding of


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


the parties with respect to the modification to the Covenants Agreement. The Borrower and the Guarantors acknowledge that no oral or other agreements, conditions, promises, understandings, representations or warranties exist in regard to its obligations under, or the subject matter of, this Amendment, except those specifically set forth herein and therein.

         5. Ratification of Covenants Agreement. As specifically modified and restated herein, all of the terms, covenants, conditions and stipulations contained in the Covenants Agreement are hereby ratified and confirmed in all respects, shall continue to apply with full force and effect. References to the Covenants Agreement in any of other Loan Documents shall hereinafter be deemed to be references to the Covenants Agreement as amended by this Amendment.

         6. No Oral Change. Neither this Amendment nor any provision hereof may be modified, amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         7. Counterparts. This Amendment may be executed in one or more counterparts each of which shall be an original but all of which when taken together shall constitute one and the same instrument.

         8. Governing Law. This Amendment is and shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

         9. Successors and Assigns. This Amendment is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

         10. No Joint Venture. Nothing in this Amendment is intended to or shall be deemed to create any rights or obligations of partnership, joint venture, or similar association among the parties hereto.

         11. Illegality, etc. If any term, covenant, provision or condition of this Amendment shall be held to be invalid, illegal or unenforceable in any respect, this Amendment shall be construed without such term, covenant, provision or condition.

         12. Waiver of Jury Trial. The parties hereto hereby irrevocably and unconditionally waive any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise related to this Amendment.


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


         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                       S&W OF LAS VEGAS, L.L.C.,
                                       a Delaware limited liability company

                                       By:  The Smith & Wollensky Restaurant
                                            Group Inc., a Delaware corporation,
                                            its Sole Member

                                            By: /s/ Alan M. Mandel
                                                ------------------
                                                  Name:  Alan M. Mandel
                                                  Title: Chief Financial Oficer

                                       THE SMITH & WOLLENSKY
                                       RESTAURANT GROUP, INC.,
                                       a Delaware corporation

                                       By:  /s/ Alan M. Mandel
                                            ------------------
                                            Name:  Alan M. Mandel
                                            Title: Chief Financial Oficer

                                       DALLAS S&W, L.P.,
                                       a Texas limited partnership
                                       By:  S&W of Dallas LLC, general partner

                                       By:  /s/ Alan M. Mandel
                                            ------------------
                                            Name:  Alan M. Mandel
                                            Title: Chief Financial Oficer

                                       MORGAN STANLEY DEAN WITTER
                                       COMMERCIAL FINANCIAL SERVICES,
                                       INC., a Delaware corporation

                                       By:  /s/ Christopher Mayrose
                                            -----------------------
                                            Name:  Christopher Mayrose
                                            Title: Executive Director

Smith and Wollensky of Boston, LLC joins and confirms the provisions of paragraphs 3, 4 and 6 above:

SMITH AND WOLLENSKY OF BOSTON, LLC, a Texas limited partnership
By: Smith & Wollensky Restaurant Group, Inc., Sole Member

By:  /s/ Alan M. Mandel
     -------------------------------
       Name:  Alan M. Mandel
       Title: Chief Financial Oficer

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


For Borrower

STATE OF NEW YORK   )
                    )ss.:
COUNTY OF NEW YORK  )


         On the 11th day of November in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Maria A. Chang
                                            -------------------------------
                                                Maria A. Chang
                                                Notary Public
                                                Notarized



For S&W Restaurant Group


STATE OF NEW YORK    )
                     )ss.:
COUNTY OF NEW YORK   )


         On the 11th day of November in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Maria A. Chang
                                            -------------------------------
                                                Maria A. Chang
                                                Notary Public
                                                Notarized


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


For S&W Dallas

STATE OF NEW YORK    )
                     )ss.:
COUNTY OF NEW YORK   )



         On the 11th day of November in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Maria A. Chang
                                            -------------------------------
                                                Maria A. Chang
                                                Notary Public
                                                Notarized



For Smith and Wollensky of Boston, LLC


STATE OF NEW YORK    )
                     )ss.:
COUNTY OF NEW YORK   )


         On the 11th day of November in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Alan M. Mandel, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ Maria A. Chang
                                            -------------------------------
                                                Maria A. Chang
                                                Notary Public
                                                Notarized


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


For Lender

STATE OF NEW YORK    )
                     )ss.:
COUNTY OF NEW YORK   )


         On the 11th day of November in the year 2004, before me, the undersigned, a Notary Public in and for said State, personally appeared Christopher Mayrose, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                            /s/ Eva Marie Aromi
                                            -------------------------------
                                                    Notary Public
                                                    Notarized


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